Exhibit 10.1

OMNIBUS FIRST aMENDMENT TO CREDIT, GUARANTY AND SECURITY AGREEMENT and FIRST AMENDMENT TO PLEDGE AGREEMENT

This OMNIBUS FIRST AMENDMENT TO CREDIT, GUARANTY AND SECURITY AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT (this “Agreement”) is made as of this 18th day of September, 2019 (“Effective Date”), by and among GB001, INC., a Delaware corporation (“Borrower”), GOSSAMER BIO, INC., Delaware corporation (“Parent”), and the Subsidiaries of Parent shown as signatories hereto, each as a Guarantor (collectively, with Parent, the “Guarantors”), MIDCAP FINANCIAL TRUST, as Agent for Lenders (in such capacity and together with its permitted successors and assigns, the “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders, Borrower and Guarantors have entered into that certain Credit, Guaranty and Security Agreement, dated as of May 2, 2019 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement” and as the same is amended hereby and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.Parent, certain of its direct and indirect Subsidiaries party thereto (together with Parent, the “Pledgors”) and Agent have entered into that certain Pledge Agreement, dated as of May 2, 2019 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Pledge Agreement” and as the same is amended hereby and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), pursuant to which the Pledgors have granted to Agent a security interest in certain equity interests set forth therein to secure the Obligations under the Credit Agreement.

C.Parent and certain of its Subsidiaries desire to consummate a corporation reorganization (the “Reorganization”) pursuant to which Gossamer Bio Luxembourg S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée) (the “New Luxembourg Subsidiary”) will be formed as a new direct Subsidiary of Parent and Parent will contribute to the New Luxembourg Subsidiary (x) all of the equity interest of Gossamer Bio Services Limited, a company incorporated and organized under the laws of Ireland (“Gossamer Bio Services”) pursuant to that certain Share Contribution Agreement, dated as of September 18, 2019, by and among Parent and the New Luxembourg Subsidiary and in the form most recently sent to Agent by Borrower prior to the date hereof (the “Gossamer Bio Services Contribution Agreement”), and (y) all of the equity interest of each of the Parent’s Subsidiaries set forth on Exhibit A hereto (together with Gossamer Bio Services, collectively, the “Irish Subsidiaries”), pursuant to the that certain Share Contribution Agreement, dated on or about September 18, 2019, by and among Parent and the New Luxembourg Subsidiary and in the form most recently sent to Agent by Borrower prior to the date hereof (the “Irish Subsidiaries Contribution Agreement” and together with the Gossamer Bio Services Contribution Agreement, the “Contribution Agreements”).

D.Parent, Borrower and the other Guarantors have requested that Agent and the Lenders constituting at least the Required Lenders (i) consent to the Reorganization, (ii) amend certain terms of the Original Credit Agreement relating to the Reorganization and (iii) amend certain terms of the Original Pledge Agreement relating to the Reorganization, including the release of Agent’s security interest in the Released Collateral (defined below) and, on and subject to the conditions and terms set forth herein, the Agent and the Lenders constituting at least the Required Lenders have agreed to consent to the Reorganization and so amend the Original Credit Agreement and the Original Pledge Agreement, each as more fully set forth and subject to the terms and conditions herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders, and Borrower hereby agree as follows:

1.Recitals; Construction.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as modified hereby.  The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Limited Consent.

(a)Subject to the satisfaction of the conditions and accordance with the terms set forth in this Agreement, notwithstanding Section 7.1 of the Credit Agreement, Agent and each Required Lender hereby consents to the consummation of the Reorganization; provided, that (i) the Reorganization shall be consummated, in all material respects, in accordance with the terms of the Contribution Agreements and (ii) at the time the Reorganization is consummated and after giving effect thereto, no Event of Default has occurred and is continuing.

(b)The limited consent in paragraph 2(a) is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (ii) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (iii) waive any Default and/or Event of Default that may exist and is continuing as of the date hereof; or (iv) establish a custom or course of dealing among Borrower, on the one hand, and Agent or any Lender, on the other hand.

(c)Each party hereto acknowledges and agrees that, as of the date hereof, New Luxembourg Subsidiary and each Irish Subsidiary constitutes a Restricted Foreign Subsidiary under the Credit Agreement and each other Financing Document and that each such Subsidiary shall be subject to all terms, covenants and agreements in any Financing Document applicable to Restricted Foreign Subsidiaries, including, without limitation, Section 6.8 of the Credit Agreement.

3.Amendment to Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 7 below, the Original Credit Agreement is hereby amended as follows:

(a)Clause (a) of the definition of “Excluded Property” in Article 16 of the Original Credit Agreement is hereby amended by inserting “(excluding the Luxembourg Subsidiary)” immediately following “Restricted Foreign Subsidiary” in the second line thereof.

4.Amendments to the Original Pledge Agreement.

(a)Schedule I of the Original Pledge Agreement is hereby amended by deleting such schedule in its entirety and replacing it with the attached Schedule I.

(b)Agent, without recourse, representation or warranty and at Credit Parties’ sole cost and expense, hereby releases all of its right, title and interest in and to all Equity Interests (as defined in the Original Pledge Agreement) of the Irish Subsidiaries pledged to Agent by Parent (collectively, the “Released Collateral”).

5.Representations and Warranties; Reaffirmation of Security Interest. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.  Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

6.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

(a)Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement, from Borrower, each Guarantor, Agent and the Required Lenders;

(b)Agent shall have received complete and correct copies of the organizational documents of New Luxembourg Subsidiary as in effect on the date hereof and any other document, agreement or instrument related thereto reasonably requested by Agent;

(c)To the extent certificated, Agent shall have received the original stock certificate of New Luxembourg Subsidiary and an accompanying undated stock powers executed by the Parent;

(d)Agent shall have received fully executed copies of each Contribution Agreement and each document, agreement or instrument executed in connection therewith and evidence reasonably satisfactory to Agent that the Reorganization will be consummated substantially contemporaneously (and in any event within three (3) Business Days) with the execution hereof;

(e)all representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(f)both immediately before and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing or result therefrom; and

(g)the Credit Parties shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request.

7.Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Credit Party, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the Effective Date.  Each Credit Party acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

8.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.Affirmation.  Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party, including without limitation the granting of Liens in the Collateral to secure the Obligations and other Financing Documents.  Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.  Each Credit Party confirms and agrees that all security interests and Liens granted to Agent pursuant to the Financing Documents continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.

10.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as modified by this Agreement.  Except as specifically set forth above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.

(b)THIS AGREEMENT AND THE RIGHTS, REMEDIES AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES AND ALL OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).  NOTWITHSTANDING THE FOREGOING, AGENT AND LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST EACH CREDIT PARTY OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH AGENT AND LENDERS (IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1 OF THE CREDIT AGREEMENT) DEEM NECESSARY OR APPROPRIATE TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE AGENT’S AND LENDERS’ RIGHTS AGAINST SUCH CREDIT PARTY OR ITS PROPERTY. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS, AND OTHER PROCESS ISSUED IN SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE APPLICABLE CREDIT PARTY AT THE ADDRESS SET FORTH IN ARTICLE 11 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER TO OCCUR OF SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

(c)TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH CREDIT PARTY, AGENT AND LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT.  EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

(d)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(g)Entire Agreement.  This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST, a Delaware statutory trust

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FINANCIAL TRUST, a Delaware statutory trust

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

MIDCAP FUNDING H TRUST, a Delaware statutory trust

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem
Title:	Authorized Signatory

LENDER:	APOLLO INVESTMENT CORPORATION

	By:	Apollo Investment Management, L.P., as Advisor

	By:	ACC Management, LLC, as its General Partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LENDER:	SILICON VALLEY BANK

	By:	/s/ Kristine Rohmer
	Name:	Kristine Rohmer
	Title:	Vice President

LENDER:	FLEXPOINT MCLS HOLDINGS LLC

	By:	/s/ Daniel Edelman
	Name:	Daniel Edelman
	Title:	Vice President

LENDER:	ELM 2018-2 TRUST

	By:	MidCap Financial Services Capital Management, LLC, as Servicer

	By:	/s/ John O’Dea
	Name:	John O’Dea
	Title:	Authorized Signatory

BORROWER:	GB001, INC.

	By:	/s/ Christian Waage
	Name:	Christian Waage
	Title:	Director

GUARANTORS:	GOSSAMER BIO, INC.

	By:	/s/ Christian Waage
	Name:	Christian Waage
	Title:	Executive Vice President & General Counsel

GB002, INC.

By:	/s/ Christian Waage
Name:	Christian Waage
Title:	Director

GB003, INC.

By:	/s/ Christian Waage
Name:	Christian Waage
Title:	Director

GB004, INC.

By:	/s/ Christian Waage
Name:	Christian Waage
Title:	Director

GB005, INC.

By:	/s/ Christian Waage
Name:	Christian Waage
Title:	Director

GB006, INC.

By:	/s/ Christian Waage
Name:	Christian Waage
Title:	Director

GB007, INC.

By:	/s/ Christian Waage
Name:	Christian Waage
Title:	Director

GOSSAMER BIO SERVICES, INC.

By:	/s/ Christian Waage
Name:	Christian Waage
Title:	Director

ACKNOWLEDGED AND AGREED:

Gossamer Bio Luxembourg S.à r.l.,
as an Issuer

By:	/s/ Bryan Giraudo
Name:	Bryan Giraudo
Title:	Director

EXHIBIT A

GOSSAMER BIO 001 LTD.

GOSSAMER BIO 002 LTD.

GOSSAMER BIO 003 LTD.

GOSSAMER BIO 004 LTD.

GOSSAMER BIO 005 LTD.

GOSSAMER BIO 006 LTD.

GOSSAMER BIO 007 LTD.